UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number   811-4915

DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois	60606

(Address of principal executive offices)	(Zip code)

Nathan I. Partain	Lawrence R. Hamilton
DNP Select Income Fund Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 368-5510

Date of fiscal year end: December 31

Date of reporting period: March 31, 2010

     Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. SCHEDULE OF INVESTMENTS.

     The Schedule of Investments follows.

DNP Select
Income Fund Inc.

First Quarter
Report

March 31, 2010

     Fund Distributions and Managed Distribution Plan: Your Fund has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 6.5 cent per share distribution level.

     To the extent that the Fund uses capital gains and/or returns of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

     The Fund estimates that it has not distributed more than its income and capital gains in the current year; however, a portion of your distribution for the full year may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

     The amounts and sources of distributions reported in monthly statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. In early 2011, the Fund will send you a Form 1099-DIV for the calendar year 2010 that will tell you how to report these distributions for federal income tax purposes.

     The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount.

     The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website http://www.dnpselectincome.com, and discussed in the Board of Directors section of this report.

May 6, 2010

Dear Fellow Shareholders:

     Performance Review: Consistent with its primary objective of current income, the Fund declared three monthly distributions of 6.5 cents per share of common stock during the first quarter of 2010. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, or an 8.41% common stock dividend yield based on the March 31, 2010, closing price of $9.27 per share. That yield compares favorably with the yields of 4.41% on the Dow Jones Utility Index and 4.30% on the S&P Utilities Index. Please refer to the portion of this letter captioned “Board of Directors Meeting” for important information about the Fund’s distributions.

     Your Fund had a total return (income plus change in market price) of 5.89% for the quarter ended March 31, 2010, which exceeded the -2.11% return of the composite of the S&P Utilities Index and the Barclays Capital U.S. Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P Utilities Index—a stock-only index—had a total return of -3.54%.

     On a longer-term basis, as of March 31, 2010, your Fund had a five-year cumulative total return of 31.8%, which exceeded the 28.5% return of the composite of the S&P Utilities Index and the Barclays Capital U.S. Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P Utilities Index had a total return during that period of 22.7%. It is important to note that the composite index includes no fees or expenses.

     The table below compares the performance of your Fund to various market benchmarks. The composite and index returns do not include any fees or expenses.

	Cumulative Total Return*

	DNP Select Income
	Fund Inc.		Composite	S&P	Barclays Capital
For the period indicated
through March 31, 2010	Market	NAV	Index	Utilities Index	U.S. Utility Bond Index

One year	50.4%	38.4%	20.8%	21.0%	20.2%
Five years	31.8%	32.5%	28.5%	22.7%	36.0%

*

Total return includes dividends reinvested in the Fund or index, as applicable. The Composite Index is a composite of the returns of the S&P Utilities Index and the Barclays Capital U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. Performance returns for the S&P Utilities Index and Barclays Capital U.S. Utility Bond Index were obtained from Bloomberg LLP. Fund returns were obtained from the Administrator of the Fund. Past performance is not indicative of future results.

     Lipper Ranks the Fund First Among Its Peer Group: Lipper, a global leader in providing independent mutual fund analysis and information, monitors fund performance, including net asset value (NAV) total returns, over a variety of time periods. We are pleased to report that your Fund again ranked first among closed-end funds in its income and preferred stock investment category for both the 5- and 10-year periods ended December 31, 2009—having achieved the same ranking for the 5- and 10-year periods ended December 31, 2007 and 2008.

     Analyst Reviews: As part of the review of our investment process, Fund analysts prepare annual industry reviews and outlooks for presentation to the Board of Directors. These reviews bring into focus certain factors affecting the operating and financial performance of each sector of the utility industry in which the Fund invests. Following are highlights from those reviews.

     Electric Utilities—Focusing on Strong Companies in a Challenging Environment: Economic weakness and declining power prices have posed challenges for the electric industry. The recession caused annual electricity consumption in the United States to decline by 1.1% in 2008 and by 3.5% in 2009. Reduced demand generally exerts downward pressure on prices. Demand now appears to have stabilized and we expect modest growth going forward, but it could take three to four years for consumption to return to pre-recession levels.

     In addition to demand weakness, power prices have also declined due to depressed natural gas prices. The amount of electricity produced from natural gas has materially increased over the past few years, currently representing 30% of total generation. In many areas of the country natural gas is now the reference fuel that determines the price of electricity; therefore, lower gas prices can lead to lower power prices.

     We are observing waning political and regulatory support for electricity rate increases. This was the case in Florida, for example, where two electric utilities recently received disappointing responses to their requests for rate increases. However, many other states have remained supportive and in fact are encouraging increased capital spending for distribution network upgrades, environmental compliance equipment, and renewable generating facilities.

     A different kind of challenge for the electric industry is operating without the guidance of a comprehensive national energy policy. Such a policy would address the need to enhance energy security (by reducing our dependence on foreign oil) and improve air quality; while guiding utilities’ resource planning decisions for fossil fuel generation, renewable generation, and environmental compliance. Given the divisiveness currently overwhelming Washington politics, the chances for passage of energy legislation currently appear remote.

     Your Fund manager’s goal is to position the Fund to best deal with the changing electric utility landscape. Your investments are in electric utility companies that have strong fundamentals and attractive operating environments. We have reduced our exposure to companies sensitive to low power prices, have increased exposure to companies that operate in constructive regulatory jurisdictions, and have increased positions in companies that are expected to prosper regardless of the outcome of the current energy policy debates. Dividends remain a central focus of our analysis. Despite the impact from a depressed economy, many electric utility companies continue to have both the ability and the objective to pay and grow dividends.

     Natural Gas—Focusing on the Natural Gas Value Chain: DNP’s holdings of equities of utilities that deliver natural gas participated in the market upturn during 2009 and delivered income. The yield on the portfolio’s gas stocks was higher than the natural gas universe, and most of your Fund’s investments in gas companies increased their dividends during the year.

     The tepid economic upturn has affected some of the local distribution companies (LDCs) in the Fund’s natural gas portfolio. Demand growth has been anemic and customers are conserving gas usage in the uncertain economic environment. Companies are diligent in closely managing cash flow. Many have filed, or plan to file, rate cases so they can recover the costs of business and earn a reasonable return.

     In contrast to the LDCs, several of DNP’s holdings are companies involved in the gathering, processing, transportation, and storage of natural gas which are referred to as the “natural gas value chain.” Those companies did very well in 2009, as gas had to be processed and transported to demand regions. Gas processing entails removing liquids and other substances so the gas meets pipeline quality standards. Some of the liquids extracted are used as feedstocks in industrial processes.

     We remain focused on stable gas utilities for DNP, particularly those with constructive regulatory environments, service territories that are growing at above-average rates, and secure dividends. We are also attracted to companies that invest in infrastructure—gas pipelines and storage—because those activities have the same characteristics as utilities—stable-to-growing incomes and little-to-no commodity exposure.

     Telecommunications—Wireless Data Growth, Compelling Valuations and Dividend Yields: The telecommunications story of 2009 was wireless data. Key drivers of wireless data usage include laptop computer air cards and smartphones, particularly the 3G iPhone introduced in July 2009. We’ve commented on the positive investment story of wireless data in this letter over the last few years, and usage has continued to experience explosive growth.

     Anticipating trends for wireless in 2010 and beyond, the investment theme continues to be all about data. The internet is going mobile as more smartphones and emerging devices, such as the Kindle and the new iPad, come to market. Can the wireless networks handle the explosion of data usage without a big increase in capital expenditures? Companies have been expanding their high-speed networks for a few years, and should be able to meet data demand with only a modest increase in capital spending. Price wars in wireless are also of concern to investors. Voice pricing will continue to be competitive, but there is potential upside on data pricing as all smartphone users with contracts now have to pay for a data package. Over time, we believe companies will gain more from the data plan increases than they lose in voice pricing.

     What about the wireline (the wires into your home) part of the telecommunications business? Wireline broadband is a mature market in most developed countries, but is a key service, as all communications in the home are moving to broadband, including voice in the form of voice-over-internet-protocol, or VOIP. Providing a video product has also been a major initiative of telecom companies over the past few years, and has proven to be a necessary part of the bundle of services offered to retain wireline consumers. Last year's stimulus package and the Federal Communications Commission (FCC) announcement of a National Broadband Plan have the goal of expanding broadband availability in rural areas. Although this could be a source of growth for some telecom companies in the future, we don’t expect any major developments in 2010.

     The financial condition of most companies in the telecommunications industry has remained stable over the recent period. Dividends within the sector are well supported and even have room to grow. We continue to believe that telecommunications equity investments provide value to DNP shareholders through attractive dividend yields that are supported by a recurring revenue model that generates significant and stable free cash flow.

     Board of Directors Meeting: At the regular May 2010 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
6.5	June 30	July 12
6.5	July 30	August 10
6.5	August 31	September 10

     Francis E. Jeffries retired as a director of the Fund when his term of office ended at the annual meeting of shareholders. Mr. Jeffries first began work as an analyst with the former Duff & Phelps Corporation in 1966 and rose to become its Chairman and Chief Executive Officer. He has been a director of the Fund since it was first organized in 1986 and served as Chairman of the Board of the Fund from 2005 to 2009, and Chairman Emeritus thereafter. The Board expressed its deepest appreciation for Mr. Jeffries’ dedicated service and distinguished leadership over the past decades and wishes him well in his retirement.

     The Board, on the recommendation of its nominating and governance committee, has decided to reduce the size of the Board to ten directors following the retirement of Mr. Jeffries.

     The Annual Shareholder Meeting: The annual meeting of the Fund’s shareholders was held on May 5, 2010 at 200 South Wacker Drive, Chicago, Illinois. At that meeting, holders of the Fund’s common stock reelected Philip R. McLoughlin and Nathan I. Partain as directors for terms expiring in 2013, and holders of the Fund’s preferred stock reelected Robert J. Genetski as a director for a term expiring in 2013. The shareholders also approved the amendment to the Fund’s Articles of Amendment and Restatement to increase the number of authorized shares of common stock to provide sufficient shares of common stock for issuance in connection with the Fund’s dividend reinvestment plan (DRP) and provides the Fund with flexibility to make future issuances consistent with its investment objectives. Also at the meeting an amended and restated investment advisory agreement was approved between the Fund and Duff & Phelps Investment Management Co. (the “Adviser”) in order to clarify that the asset base used to calculate the management fee includes all assets managed by the Adviser, including those attributable to financial leverage, and which includes a retroactive payment to the Adviser for its management since March 24, 2009 of Fund assets derived from borrowings under the Fund’s credit facility.

     About Your Fund’s Distribution Policy: At the February 2007 Board of Directors meeting, the Board reaffirmed the current 6.5 cent per share monthly distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan (MDP). The Board reviews the operation of the MDP on a quarterly basis, with the most recent review having been conducted in May 2010. The MDP is described in a Question and Answer format on your Fund’s web site: http://www.dnpselectincome.com.

     From 2004 to 2008, the Fund made use of realized gains offset by tax loss carryforwards to supplement its investment income. When the Fund utilizes tax loss carryforwards, distributions to shareholders derived from realized gains are treated as ordinary income for tax purposes under the Internal Revenue Code (IRC). Until 2008, the treatment of the Fund’s realized gains as ordinary income for tax purposes enabled the Fund to maintain its monthly “income only” distribution rate. In 2008, however, the Fund exhausted the tax loss carryforwards it had previously generated.

     In the absence of tax loss carryforwards, some of the Fund’s monthly distributions could be made from either realized gains and treated as taxable gains rather than ordinary income, or return of capital and not taxed. Shareholders are required to reduce the cost basis of their shares by the amount of the return of capital so that, when the shares are ultimately sold, they will have properly accounted for the return of capital. In 2009 there was a return of capital.

     Due to the significant market dislocation in 2008 and 2009, the Fund accumulated approximately $100 million in tax loss carryforwards as of December 31, 2009. The Fund estimates that it has not distributed more than its income and capital gains in the current year; however, a portion of your distribution for the full year may be a return of capital.

     About Your Fund—Leverage: Fund management reports quarterly to the Board about the composition of the Fund’s leverage and its contribution to the income available for distribution to common shareholders. As of March 31, 2010 the Fund’s leverage consisted of Remarketed Preferred Stock (RP) in the amount of $200 million, Auction Preferred Stock (APS) in the amount of $200 million, and debt in the amount of $600 million. On that date the total amount of leverage constituted approximately 38% of the Fund’s total assets.

     The use of leverage enables the Fund to borrow at short-term rates and invest at longer-term rates. Currently, and historically, the term structure of interest rates is upward sloping (longer-term rates are higher than shorter-term rates). As a result, leverage is making a significant contribution to the earnings of the Fund. The use of leverage also can make the Fund’s share price more volatile than it would be otherwise.

     Early in 2008 disruptions in the short-term fixed income markets resulted in failures in the periodic auctions and remarketings of all closed-end funds’ preferred shares, including the preferred shares of your Fund. After reviewing options for resolving preferred share illiquidity, in March 2009 management arranged a $1 billion credit facility with a commercial bank. Subsequently, the Fund utilized the credit facility to redeem $300 million of RP and $300 million of APS.

     Fund management is continuing to pursue the goal of ultimately redeeming the preferred stock that remains outstanding in a manner consistent with the interests of all shareholders. The Fund is currently limited in its ability to use debt to refinance all of its outstanding preferred stock because of the asset coverage requirements of the 1940 Act and related SEC rules, and by guidelines established by the rating agencies as a condition of maintaining the AAA rating of the preferred stock. Accordingly, the exact timing of any share redemptions is uncertain, and it is unlikely that all of the Fund’s outstanding preferred stock will be retired in the near future. The Fund will announce any redemption through press releases and postings to its website.

     Automatic Dividend Reinvestment Plan and Direct Deposit Service—The Fund has a dividend reinvestment plan available as a benefit to all registered shareholders and also offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly distribution check. These services are offered through BNY Mellon Shareowner Services. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact BNY Mellon Shareowner Services (1-877-381-2537 or http://stock.bankofny.com). Information on these services is also available on the Fund’s website at the address noted below.

     Visit us on the Web—You can obtain the most recent shareholder financial reports and distribution information at our website, http://www.dnpselectincome.com.

     We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Nathan I. Partain, CFA
Director, President, and Chief Executive Officer

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS
(UNAUDITED)
March 31, 2010

COMMON STOCKS—107.0%

Shares	Description	Value (Note 1)
	■ ELECTRIC, GAS AND WATER—87.0%
1,500,000	Alliant Energy Corp.	$49,890,000
1,500,000	American Water Works
	Co., Inc.	32,640,000
1,000,000	Atmos Energy Corp.(a)(b)	28,570,000
1,500,000	CMS Energy Corp.	23,190,000
3,071,300	CenterPoint Energy Inc.(a)	44,103,868
1,100,000	DPL Inc.	29,909,000
1,400,000	Dominion Resources,
	Inc.(a)(b)	57,554,000
890,000	E.ON AG (Germany)	32,924,427
800,000	Enbridge Inc. (Canada)	38,200,000
759,399	Entergy Corp.(a)(b)	61,777,108
1,505,000	FPL Group Inc.(a)(b)	72,736,650
1,185,000	FirstEnergy Corp.(a)(b)	46,321,650
500,000	Great Plains Energy Inc.	9,285,000
188,673	National Grid PLC ADR
	(United Kingdom)	9,197,809
675,714	National Grid PLC
	(United Kingdom)	6,575,317
469,408	NICOR, Inc.	19,677,583
2,000,000	Northeast Utilities
	Inc.(a)(b)	55,280,000
800,000	Northwest Natural Gas
	Co.(a)	37,280,000
1,237,200	NSTAR(a)	43,821,624
2,400,000	NV Energy, Inc.	29,592,000
800,000	ONEOK, Inc.	36,520,000
2,000,000	Pepco Holdings Inc.	34,300,000
1,000,000	Piedmont Natural Gas Co.	27,580,000
1,500,000	Pinnacle West Capital
	Corp.(a)(b)	56,595,000
1,296,700	Progress Energy Inc.(a)(b)	51,038,112
1,800,000	Public Service Enterprise
	Group Inc.(a)(b)	53,136,000
996,760	Scottish & Southern
	Energy	16,625,957
125,417	Scottish & Southern Energy
	PLC (United Kingdom)	2,094,599
1,000,000	Sempra Energy(a)(b)	49,900,000
2,150,000	Southern Co.(a)(b)	71,294,000
1,015,000	Spectra Energy Corp.	22,867,950
3,000,000	TECO Energy Inc.(a)(b)	47,670,000
1,000,000	TransCanada Corp.
	(Canada)(a)	36,760,000
1,500,000	Vectren Corp.(a)	37,080,000
1,000,000	WGL Holdings Inc.	34,650,000
1,750,000	Westar Energy Inc.	39,025,000
1,000,000	The Williams
	Companies, Inc.	23,100,000
3,499,304	Xcel Energy Inc.(a)(b)	74,185,245

		1,442,947,899

	■TELECOMMUNICATION—20.0%
2,508,260	AT&T Inc.(a)(b)	64,813,438
1,200,000	CenturyTel Inc.(a)(b)	42,552,000
1,000,000	France Telecom SA
	(France)	23,970,156
3,000,000	Frontier Communications
	Corp.	22,320,000
8,400,000	Telstra Corp. Ltd.
	(Australia)	23,052,713
757,900	Telus Corp. (Canada)	28,237,761
2,160,028	Verizon Communications
	Inc.(a)(b)	67,004,068
1,121,640	Vodafone Group PLC ADR
	(United Kingdom)	26,122,996
3,128,360	Windstream Corp.	34,067,840

		332,140,972

	Total Common Stocks
	(Cost—$1,719,111,970)	1,775,088,871

PREFERRED STOCKS—8.4%

	■ UTILITY—1.3%
220,000	Southern California
	Edison 6 1/8% Perpetual	20,955,000

		20,955,000

	■ NON-UTILITY—7.1%
710,432	AMB Property Corp.
	7% Series O Perpetual	16,823,030
650,000	Duke Realty Corp.
	6.95% Series M Perpetual	14,729,000
605,000	Kimco Realty Corp.
	7 3/4% Series G Perpetual	15,288,350

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2010

Shares	Description	Value (Note 1)
900,000	Public Storage Inc.
	7 1/4% Series I Perpetual	$22,842,000
600,000	Realty Income Corp.
	7 3/8% Series D
	Perpetual(a)	15,408,000
660,000	UDR, Inc.
	6 3/4% Series G Perpetual	15,153,600
200,000	Vornado Realty Trust
	7% Series E Perpetual	4,826,000
234,900	Vornado Realty Trust
	6 5/8% Series G Perpetual	5,214,780
350,000	Vornado Realty Trust
	6 5/8% Series I Perpetual	7,955,500

		118,240,260

	Total Preferred Stocks
	(Cost—$144,060,989)	139,195,260

BONDS—40.5%

Par Value	Description	Value (Note 1)
	■ ELECTRIC AND GAS—19.4%
$10,000,000	AGL Capital Corp.
	7 1/8%, due 1/14/11(a)	$10,455,040
15,000,000	American Water Capital Corp.
	6.59% due 10/15/37	15,712,140
22,000,000	Arizona Public Service Co.
	6 7/8%, due 8/01/36(a)	23,415,348
5,000,000	Atmos Energy Corp.
	7 3/8%, due 5/15/11	5,325,935
8,950,000	Atmos Energy Corp.
	8 1/2%, due 3/15/19	10,980,442
11,000,000	Cleveland Electric
	Illuminating Co.
	8 7/8%, due 11/15/18(a)	13,660,603
10,000,000	DPL Capital Trust II
	8 1/8%, due 9/01/31	10,626,600
24,000,000	Dominion Resources
	Capital Trust I
	7.83%, due 12/01/27(a)	24,348,024
9,676,000	EQT Corp.
	8 1/8%, due 6/01/19	11,495,465
5,000,000	Entergy Louisiana LLC
	6.30%, due 9/01/35	4,937,085
20,000,000	Entergy Texas Inc.
	7 1/8%, due 2/01/19(a)	22,428,600
13,512,000	FPL Group Capital Inc.
	7 7/8%, due 12/15/15	16,374,598
10,242,000	Indiana Michigan Power Co.
	6 3/8%, due 11/01/12	11,243,924
21,000,000	KeySpan Corp.
	7 5/8%, due 11/15/10(a)	21,867,909
10,000,000	Kinder Morgan Energy
	Partners, LP
	7 3/4%, due 3/15/32	11,553,230
5,000,000	Metropolitan Edison Co.
	7.70%, due 1/15/19	5,820,205
10,000,000	National Fuel Gas Co.
	8 3/4%, due 5/01/19(a)	11,956,270
10,000,000	Northern Border Partners LP
	8 7/8%, due 6/15/10(a)	10,151,400
11,000,000	ONEOK, Inc.
	6%, due 6/15/35	10,495,463
9,101,000	PSEG Power LLC
	7 3/4%, due 4/15/11	9,708,947
14,000,000	Progress Energy Inc.
	7.05%, due 3/15/19	15,797,530
25,000,000	Reliant Energy
	Resources Corp.
	7 3/4%, due 2/15/11(a)	26,321,550
6,488,000	Southern Union Co.
	7.60%, due 2/01/24	7,236,741
8,850,000	Southern Union Co.
	8 1/4%, due 11/15/29	10,104,912

		322,017,961

	■TELECOMMUNICATION—19.5%
14,913,000	AT&T Wireless Services Inc.
	7 7/8%, due 3/01/11	15,870,713
10,000,000	AT&T Wireless Services Inc.
	8 1/8%, due 5/01/12	11,284,670
10,000,000	Alltel Corp.
	7%, due 7/01/12	11,117,020

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2010

Par Value	Description	Value (Note 1)
$10,000,000	BellSouth Capital
	Funding Corp.
	7 7/8%, due 2/15/30(a)	$11,622,650
22,000,000	British Telecom PLC
	(United Kingdom)
	9 1/8%, due 12/15/10(a)	23,232,550
15,000,000	CenturyTel Inc.
	8 3/8%, due 10/15/10	15,568,635
15,000,000	CenturyTel Inc.
	6 7/8%, due 1/15/28(a)	13,992,255
8,900,000	Comcast Corp.
	7.05%, due 3/15/33	9,571,291
18,000,000	Deutsche Telekom Int’l
	Finance B.V. (Germany)
	8 1/2%, due 6/15/10(a)	18,266,166
23,140,000	France Telecom SA (France)
	7 3/4%, due 3/01/11(a)	24,567,345
15,000,000	Koninklijke KPN NV
	(Netherlands)
	8 3/8%, due 10/01/30(a)	18,619,995
10,311,000	Rogers Wireless Inc.
	7 1/2%, due 3/15/15	12,035,020
10,000,000	TCI Communications Inc.
	8 3/4%, due 8/01/15	12,138,420
5,000,000	TCI Communications Inc.
	7 1/8%, due 2/15/28	5,315,850
5,500,000	Tele-Communications Inc.
	7 7/8%, due 8/01/13	6,268,064
32,000,000	Telecom Italia Capital (Italy)
	7.20%, due 7/18/36(a)	32,308,864
11,500,000	Telefonica Europe BV
	(Spain)
	7 3/4%, due 9/15/10	11,847,599
5,000,000	Telefonica Europe BV
	(Spain)
	8 1/4%, due 9/15/30	6,133,640
11,948,000	Telus Corp. (Canada)
	8%, due 6/01/11	12,858,653
23,304,000	Time Warner Cable Inc.
	7 1/2%, due 4/01/14	26,903,396
15,500,000	Verizon Global
	Funding Corp.
	7 3/4%, due 12/01/30(a)	18,443,775
5,000,000	Vodafone Group PLC
	(United Kingdom)
	7 7/8%, due 2/15/30	5,969,655

		323,936,226
	■ NON-UTILITY—1.6%
14,790,000	CPG Partners LP
	8 1/4%, due 2/01/11(a)(b)	15,598,658
8,000,000	Dayton Hudson Corp.
	9 7/8%, due 7/01/20	10,457,784

		26,056,442

	Total Bonds
	(Cost—$666,945,788)	672,010,629

	TOTAL INVESTMENTS—155.9% (Cost—$2,530,118,747)	2,586,294,760

	COMMITTED FACILITY AGREEMENT—(36.2%)	(600,000,000)

	OTHER ASSETS LESS LIABILITIES—(7.6%)	(127,072,173)

	AUCTION PREFERRED STOCK—(12.1%)	(200,000,000)

	NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$1,659,222,587

(a)	All or a portion of this security has been segregated and made available for loan.

(b)	All or a portion of this security has been loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The accompanying notes are an integral part of these financial statements.

(1)

Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at the last reported sale price or, if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors. Short-term instruments having a maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at March 31, 2010.

	Level 1	Level 2

Common stocks	$1,775,088,871	—
Preferred stocks	139,195,260	—
Bonds	—	$672,010,629

Total	$1,914,284,131	$672,010,629

(2)

At December 31, 2009, the Fund’s most recent fiscal tax year end, based on a tax cost of investments of $2,567,571,369, the Fund had gross unrealized appreciation of $215,591,538 and gross unrealized depreciation of $116,131,200.

Board of Directors	DNP Select
Income Fund Inc.
DAVID J. VITALE
Chairman	Common stock listed on the New York
Stock Exchange under the symbol DNP
NANCY LAMPTON
Vice Chairperson	200 South Wacker Drive, Suite 500
Chicago, Illinois 60606
STEWART E. CONNER	(312) 368-5510

ROBERT J. GENETSKI
Shareholder inquiries please contact:
PHILIP R. MCLOUGHLIN

GERALDINE M. MCNAMARA	Transfer Agent,
Dividend Disbursing
EILEEN A. MORAN	Agent and Custodian

NATHAN I. PARTAIN, CFA	BNY Mellon
Shareowner Services
CHRISTIAN H. POINDEXTER	480 Washington Blvd.
Jersey City, New Jersey 07310
CARL F. POLLARD	(877) 381-2537

Investment Adviser

Duff & Phelps Investment
Management Co.
200 South Wacker Drive, Suite 500
Chicago, Illinois 60606
(312) 368-5510

Administrator

Officers	J.J.B. Hilliard, W.L. Lyons, LLC
500 West Jefferson Street
NATHAN I. PARTAIN, CFA	Louisville, Kentucky 40202
President, Chief Executive Officer and	(888) 878-7845
Chief Investment Officer
Legal Counsel
T. BROOKS BEITTEL, CFA
Senior Vice President and Secretary	Mayer Brown LLP
71 South Wacker Drive
JOSEPH C. CURRY, JR.	Chicago, Illinois 60606
Senior Vice President and Treasurer

JOYCE B. RIEGEL	Independent Registered Public Accounting Firm
Chief Compliance Officer
Ernst & Young LLP
DIANNA P. WENGLER	233 South Wacker Drive
Vice President and Assistant Secretary	Chicago, Illinois 60606

ITEM 2. CONTROLS AND PROCEDURES.

     (a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934.

     (b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)	/s/ NATHAN I. PARTAIN

Nathan I. Partain
President and Chief Executive Officer

Date	May 13, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ NATHAN I. PARTAIN

Nathan I. Partain
President and Chief Executive Officer

Date	May 13, 2010

By (Signature and Title)	/s/ JOSEPH C. CURRY, JR.

Joseph C. Curry, Jr.
Senior Vice President and Treasurer

Date	May 13, 2010